EXHIBIT 24.1


                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of CSX Trade Receivables Corporation, a Delaware Corporation, which is to file with the Securities and Exchange Commission, Washington, D.C., a Form 10-K (Annual Report) on behalf of the CSXT Trade Receivables Master Trust (issuer in respect of the CSXT Trade Receivables Master Trust 5.05% Trade Receivables Participation Certificates, Series 1993-1 and issuer in respect of the CSXT Trade Receivables Master Trust 6.00% Trade Receivables Participation Certificates, Series 1998-1), hereby constitutes and appoints Ellen M. Fitzsimmons his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to sign said Form 10-K, and any and all amendments thereto, with power where appropriate to affix the corporate seal of CSX Trade Receivables Corporation thereto and to attest said seal, and to file said Form 10-K, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 15th day of March, 1999.

                                          /s/  GREGORY R. WEBER
                                          ---------------------
                                          Gregory R. Weber


                                          /s/  DAVID D. OWEN
                                          ------------------
                                          David D. Owen


                                          /s/  DAVID A. BOOR
                                          ------------------
                                          David A. Boor


                                          /s/  ALLEN C. GOOLSBY, III
                                          --------------------------
                                          Allen C. Goolsby, III


                                          /s/  LESLIE A. GRANDIS
                                          ----------------------
                                          Leslie A. Grandis




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